UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 10, 2024

Sonida Senior Living, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-13445	75-2678809
(Commission File Number)	(IRS Employer Identification No.)

14755 Preston Road, Suite 810
Dallas, Texas	75254
(Address of Principal Executive Offices)	(Zip Code)

(972) 770-5600

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SNDA	New York Stock Exchange

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Lilly H. Donohue as a Director

On May 10, 2024, the Board of Directors (the “Board”) of Sonida Senior Living, Inc. (the “Company”) appointed Lilly H. Donohue to the Board as a Class I director, effective immediately, for a term scheduled to expire, along with the Company’s other Class I directors, at the Company’s 2025 annual meeting of stockholders. Ms. Donohue’s appointment was made to fill a vacancy on the Class I directors of the Board.

There are no arrangements or understandings between Ms. Donohue and any other person pursuant to which she was selected as a director of the Company. The Board has determined that Ms. Donohue qualifies as an independent director under the listing standards of the New York Stock Exchange and the Company’s Director Independence Policy. Additionally, there are no transactions involving Ms. Donohue that are required to be disclosed pursuant to Item 404(a) of Regulation S-K. Ms. Donohue will participate in the Company’s compensation program for non-employee directors.

Appointment of Max J. Levy as Senior Vice President and Chief Investment Officer and Resignation as a Director

In addition, on May10, 2024, the Board appointed Max J. Levy as Senior Vice President and Chief Investment Officer of the Company, effective June 1, 2024. In connection with such appointment, on May 9, 2024, Max J. Levy resigned from the Board, effective June 1, 2024. Mr. Levy also resigned as a member of the Compensation Committee of the Board, effective immediately.

Item 7.01 Regulation FD Disclosure.

On May 10, 2024, the Company issued a press release announcing the appointment of Ms. Donohue to the Board and the appointment of Mr. Levy as Senior Vice President and Chief Investor Officer of the Company. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release, dated May 10, 2024*

104	Cover Page Interactive Data File-formatted as Inline XBRL.

*	This exhibit to this Current Report on Form 8-K is not being filed but is being furnished pursuant to Item 9.01.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2024	Sonida Senior Living, Inc.

	By:	/s/ David R. Brickman
	Name:	David R. Brickman
	Title:	Senior Vice President, Secretary and General Counsel